UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 5, 2025, PharmaCyte Biotech, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, that the Company purchased from Q/C Technologies, Inc. (formerly TNF Pharmaceuticals, Inc.) (“Q/C”) in a private placement (i) shares of Q/C’s newly designated Series H convertible preferred stock (the “Q/C Preferred Shares”), convertible into 600,000 shares of Q/C’s common stock, par value $0.001 per share (the “Q/C Common Shares”), and (ii) warrants to purchase up to 600,000 Q/C Common Shares (the “Q/C Warrants”) that expire five years from the date that Q/C’s stockholders approve the issuance of more than 19.99% of Q/C’s outstanding shares of Q/C Common Stock in accordance with Nasdaq listing standards, for an aggregate purchase price of $3,000,000 (the purchase of the Q/C Preferred Shares and the Q/C Warrants, the “Transaction”). The closing of the Transaction occurred on September 4, 2025.

This amendment to the Original Form 8-K (this “Amended 8-K”) amends and supplements the Original 8-K to provide the historical financial information of Q/C and unaudited pro forma condensed combined financial information reflecting the Transaction required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced Transaction. No other changes have been made to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Q/C as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023, together with the notes thereto and reports of independent auditors thereon, are filed as Exhibit 99.1 to this Amended 8-K and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Q/C as of June 30, 2025 and for the six months ended June 30, 2025, together with the notes thereto, are filed as Exhibit 99.2 to this Amended 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company and Q/C, which reflect the Transaction, are filed as Exhibit 99.3 to this Amended 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 2025;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended April 30, 2025;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended July 31, 2025; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

The unaudited pro forma condensed combined financial information included in this Amended 8-K has been presented for informational and illustrative purposes only. It does not purport to represent the actual results of operations that the Company and Q/C would have achieved had the businesses been combined during the periods presented in the unaudited pro forma condensed combined financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Transaction was consummated.

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(c)  Exhibits

Exhibit Number	Description
23.1	Consent of Stephano Slack LLC, independent auditor of Q/C.
23.2	Consent of Morison Cogen LLP, independent auditor of Q/C.
99.1	Q/C Audited Consolidated Financial Statements as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023, together with the notes thereto and reports of independent auditors thereon.
99.2	Q/C Unaudited Condensed Consolidated Financial Statements as of June 30, 2025, and for the six months ended June 30, 2025, together with the notes thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Information consisting of the Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 2025, the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended April 30, 2025 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended July 31, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2025	PHARMACYTE BIOTECH, INC.

	By:	/s/ Carlos Trujillo
	Name:	Carlos Trujillo
	Title:	Chief Financial Officer

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